UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Value Fund

(All Shares Classes)

Supplement dated June 27, 2019

to the Prospectuses dated December 29, 2018, as supplemented

Effective immediately, the “Investing with J.P. Morgan Funds — Funds Subject To A Limited Offering — Undiscovered Managers Behavioral Value Fund” section is hereby deleted and replaced in its entirety with the following:

Effective as of the close of business on June 27, 2019, (the “Revised Closing Date”) the Undiscovered Managers Behavioral Value Fund (the “Fund”) is offered on a limited basis and investors are not eligible to purchase shares of the Fund, except as described below. In addition, both before and after the Revised Closing Date, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups are permitted to continue to purchase Fund shares. Except as otherwise described below, shareholders of record are permitted to continue to purchase shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of the applicable closing date are permitted to continue to purchase:

•

Shareholders of the Fund as of the Revised Closing Date are able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of the Fund as of the Revised Closing Date are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds;

•	Fee-based advisory programs may utilize the Fund for new and existing program accounts only with the approval by the Fund and its distributor;

•

Institutional Investors, including but not limited to corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities, municipalities, and hospitals investing for their own accounts may utilize the Fund for new and existing accounts only with the approval by the Fund and its distributor. These accounts may not be held for the benefit of multiple underlying, unrelated investors.

•	Group employer benefit plans, including 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans), can continue to invest in the Fund;

•	J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Fund;

•	Mutual Funds, ETFs, and other investment companies not affiliated with JPMIM if they receive prior approval of the Fund and its distributor; and

•	Section 529 college savings plans may utilize the Fund for program accounts with approval by the Fund and the distributor.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-UMBV-619